JPMorgan Insurance Trust Large Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Equity Portfolio
(All Share Classes)
(series of JPMorgan Insurance Trust)

Supplement dated September 26, 2006
to the Class 1 Prospectus dated May 1, 2006

Supplement dated September 26, 2006
to the Class 2 Prospectus dated August 16, 2006

At a special meeting of shareholders held on September 22, 2006, new nonfundamental investment objectives were approved for the JPMorgan Insurance Trust Large Cap Growth Portfolio (the “LCG Portfolio”) and the JPMorgan Insurance Trust Diversified Equity Portfolio (the “Diversified Portfolio”). As a result, changes will also be made to the investment objective, strategies and name of the LCG Portfolio and to the investment objective, strategies and benchmark index of the Diversified Portfolio. All of these changes will be effective November 1, 2006.

Changes to the LCG Portfolio

The LCG Portfolio’s name will be changed to JPMorgan Insurance Trust Intrepid Growth Portfolio.

The following sections of the Fund Summary: Investments, Risk & Performance for the LCG Portfolio
will be replaced:

What is the goal of the Portfolio?

The Portfolio seeks to provide long-term capital growth.

What are the Portfolio’s main investment strategies?

Under normal circumstances, the Portfolio invests primarily in equity investments of large- and mid-capitalization companies. The Portfolio generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase and mid-capitalization companies as those with a market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is the total market value of a company’s shares.

Although the Portfolio may invest in securities of both large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of either large-capitalization or mid-capitalization companies, when the Portfolio’s adviser, JPMorgan Investment Advisors Inc. (JPMIA) believes such companies offer attractive opportunities.

The Portfolio invests in a broad portfolio of common stocks that JPMIA believes have strong growth potential. A “growth” style strategy focuses on identifying securities that JPMIA believes have above-average growth potential over a long-term investment horizon with the potential for capital appreciation.

JPMIA applies an active equity management style to identify growth-oriented companies with earnings momentum. Sector by sector, the Portfolio may overweight its holdings of securities relative to those of the Russell 1000® Growth Index. The Portfolio will sell a stock if JPMIA determines that the issuer no longer meets the Portfolio’s investment criteria or if JPMIA believes that more attractive opportunities are available.

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The following paragraph will be added to Fund Summary: Investments, Risk & Performance — Main Risks section for the LCG Portfolio:

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent change in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

Also as of November 1, 2006, the LCG Portfolio will no longer be required to invest, under normal circumstances, at least 80% of its assets in equity securities of large, well-established companies and will change its portfolio management team. Finally, the LCG Portfolio will replace the current discussion about the Portfolio in Principal Investment Strategies — More About the Portfolios with information about its revised investment process as of November 1, 2006.

Changes to the Diversified Portfolio

The following sections of the Fund Summary: Investments, Risk & Performance for the Diversified Portfolio will be replaced:

What is the goal of the Portfolio?

The Portfolio seeks to provide high total return from a portfolio of selected equity securities.

What are the Portfolio’s main investment strategies?

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company’s shares. Sector by sector, the Portfolio’s weightings are similar to those of the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index). The Portfolio can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Portfolio focuses on those equity securities that it considers most undervalued. The Portfolio generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Portfolio seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Portfolio so they differ only moderately from the sector weightings of the S&P 500 Index, the Portfolio seeks to limit its volatility to that of the overall market, as represented by this index.

The following paragraph will be added to Fund Summary: Investments, Risk & Performance — Main Risks section for the Diversified Portfolio:

Value Investing Risk. Since the Portfolio focuses on undervalued stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Value investing attempts to identify companies that according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that its believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

As of November 1, 2006, the Diversified Portfolio will change its portfolio management team and, reflecting the above investment strategies, will adopt a new benchmark index, the S&P 500 Index. It also will replace the current discussion about the Portfolio in Principal Investment Strategies — More About the Portfolios with information about its revised investment process at that time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE